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                         RESERVE PRIVATE EQUITY SERIES
 SUPPLEMENT DATED AUGUST 4, 1997, TO PROSPECTUS DATED JULY 31, 1996, AS AMENDED
                               SEPTEMBER 1, 1996

The following information supplements and should be read in conjunction with the section of the Fund's prospectus entitled, "Annual Fund Expense Information."

Reserve Management Company, Inc., and the Reserve Convertible Securities Fund's investment advisor, has agreed to waive certain fees and expenses through September 1, 1997.

Reserve Management Company, Inc. has agreed to waive the initial sales charge on all purchases for individuals who, when opening a new account with The Reserve Funds, mention WEVD, the Reserve Funds' Website, China Press, World Journal, Chinese Radio Network, Chinese-American Voice or Mutual Funds Magazine and purchase Class A shares in any portfolio of The Reserve Private Equity Series through January 1, 1998. Reserve Management Company, Inc. has further agreed to waive the initial sales charge on all purchases for individuals who, when opening a new account with The Reserve Funds, mention the Smart Money Magazine article and purchase Class A shares in the Large Cap portfolio of The Reserve Private Equity Series through January 1, 1998.

The following information supplements and should be read in conjunction with the section of the Fund's prospectus entitled, "How to Buy Shares".

Purchases may be made at net asset value by the following:

Investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers, or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;

Retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in fund shares through a broker or agent.

Resrv Partners, Inc.
Distributor, 08/97